Exhibit 10.2

CONFIDENTIAL TREATMENT

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (“Agreement”) dated as of January 15, 2013 by and between OCZ TECHNOLOGY GROUP, INC., a Delaware corporation (“Borrower”), and WELLS FARGO CAPITAL FINANCE, LLC a Delaware limited liability company, as administrative agent for the Lenders (“Agent”).

R E C I T A L S:

WHEREAS, Agent and Borrower have entered into certain financing arrangements pursuant to the Credit Agreement, dated as of May 10, 2012, among Agent, Borrower and the Lenders from time to time party thereto (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced (the “Credit Agreement”));

WHEREAS, as of the date hereof, certain Events of Default under the Credit Agreement and the Loan Documents have occurred and are continuing;

WHEREAS, Borrower has requested that, notwithstanding such Events of Default, Agent and Lenders continue to make Revolving Loans to Borrower; and

WHEREAS, Agent and Lenders are willing to agree to continue to make Revolving Loans, subject to the terms and conditions set forth in the Credit Agreement and this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1. Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

1.2. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Credit Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:

(a) “Designated Defaults” shall mean the existing Events of Default and the anticipated Events of Default more particularly identified on Exhibit A hereto.

(b) “Second Amendment Period” means the period commencing on the date hereof and ending on the date which is the earliest of (i) February 15, 2013, or such later date as Agent and Lenders may agree to in writing, in their sole discretion; (ii) the occurrence or existence of any Event of Default, other than the Designated Defaults; or (iii) the occurrence of any Termination Event.

CONFIDENTIAL TREATMENT

(c) “Termination Event” means the initiation of any action by Borrower, Guarantor or any Releasing Party (as defined herein) to invalidate or limit the enforceability of any of the acknowledgments set forth in Section 2, the release set forth in Section 8.6 or the covenant not to sue set forth in Section 8.7.

SECTION 2. ACKNOWLEDGMENTS

2.1. Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that as of the close of business on December 31, 2012, (a) Borrower is indebted to Lenders in respect of the Revolving Loan in the principal amount of $7,066,690.05, and (b) Borrower has contingent reimbursement obligations to Lenders in respect of outstanding Letters of Credit in the aggregate face amount of $1,062,000.00. Borrower hereby acknowledges, confirms and agrees that all such Obligations together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrower to Agent and Lenders, are unconditionally owing (other than with respect to reimbursement obligations in respect of undrawn Letters of Credit, which are conditionally owing) by Borrower to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.2. Acknowledgment of Security Interests. Borrower hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Agent, for the benefit of Agent and Lenders, subject only to Permitted Liens with priority over the liens granted to Agent under applicable law, pursuant to the Credit Agreement and the Loan Documents or otherwise granted to or held by Agent, for the benefit of Agent and Lenders.

2.3. Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Credit Agreement and the other Loan Documents to which it is a party has been duly executed and delivered to Agent by Borrower, and each is and shall remain in full force and effect as of the date hereof except as modified pursuant hereto, (b) the agreements and obligations of Borrower contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of Borrower, enforceable against it in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations, and (c) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for under the Credit Agreement, the other Loan Documents and applicable law.

2.4. Acknowledgment of Default. Borrower hereby acknowledges and agrees that the Designated Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Agent and Lenders to exercise their rights and remedies under the Credit Agreement and the other Loan Documents, applicable law or otherwise. Borrower represents and warrants that as of the date hereof, no Events of Default exist other than the Designated Defaults. Borrower hereby acknowledges and agrees that Agent and Lenders have the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the other Loan Documents.

2.5. No LIBOR Option. Borrower hereby acknowledges and agrees that in accordance with Section 2.12(b)(i) of the Credit Agreement, Borrower does not have the right to exercise the LIBOR Option until Agent delivers written notice to Borrower expressly agreeing to reinstate the LIBOR Option.

CONFIDENTIAL TREATMENT

2.6. Additional Events of Default. The parties hereto acknowledge, confirm and agree that, other than the Designated Defaults any misrepresentation by Borrower hereunder, or any failure of Borrower to comply with the covenants, conditions and agreements contained in this Agreement shall constitute an immediate Event of Default under the Credit Agreement and the other Loan Documents.

2.7. Agent/Lender Advisors. In accordance with Section 2.5 of the Credit Agreement, Borrower acknowledges and agrees that Borrower will reimburse Agent and Lenders for all reasonable costs and expenses incurred or paid by Agent and Lenders in connection with the enforcement of any of the Loan Documents, including, without limitation, all reasonable fees, costs and expenses of any consultant or other advisor retained by Agent or Lenders, and acknowledges and agrees that such fees, costs and expenses constitute Obligations under the Credit Agreement and the other Loan Documents. Further, Borrower will fully cooperate with any consultant or other advisor retained by Agent or any Lender, will provide any such consultant or advisor with access to (a) Borrower’s financial and other information as may be reasonably requested from time to time, and (b) Borrower’s management, advisors, auditor and other representatives as may be reasonably requested from time to time. In addition, Borrower authorizes Agent (or its consultant or other advisor) to communicate directly with any prospective investor with whom Borrower has received a term sheet or other similar proposal letter regarding a capital raise, upon reasonable request and so long as Borrower has a reasonable opportunity to participate in such communications.

SECTION 3. AGREEMENT TO LEND DURING SECOND AMENDMENT PERIOD

3.1. Agreement to Lend.

(a) In reliance upon the representations, warranties and covenants of Borrower contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Lenders agree to continue to make Revolving Loans to the Borrower, notwithstanding the Designated Defaults, during the Second Amendment Period, subject to the terms and conditions set forth in the Credit Agreement and this Agreement.

(b) Upon the expiration or termination of the Second Amendment Period, the Lenders have no further obligation to make Revolving Loans.

3.2. No Waivers; Reservation of Rights.

(a) Agent and Lenders have not waived, are not by this Agreement waiving, and have no intention of waiving the Designated Defaults, any other Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Designated Defaults or otherwise).

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(b) Agent and Lenders have not waived and reserve all rights and remedies under the Credit Agreement and the other Loan Documents arising from the occurrence and continuation of the Designated Defaults and nothing in this Agreement, and no delay on their part in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

SECTION 4. AMENDMENTS

4.1. Section 2.1(a)(ii)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(A)	the amount equal to (1) the Maximum Revolver Amount less (2) the sum of (w) the Letter of Credit Usage at such time, plus (y) the principal amount of Swing Loans outstanding at such time, plus (z) the Availability Block.”

4.2. Section 2.1(c) of the Credit Agreement is hereby amended by adding the following sentences to the end thereof:

“Borrower further acknowledges and agrees that Agent has established the Availability Reserve, which shall constitute an additional Reserve hereunder.”

4.3. Section 2.14(a) of the Credit Agreement is hereby amended and restated as follows: “[Intentionally Omitted].”

4.4. Effective as of the date hereof, the following Sections 3.6(e), (f), (g) and (h) are hereby added to the Credit Agreement:

“(e) On or before January 31, 2013, Borrower will provide Agent with pledge agreements and appropriate financing statements pledging 65% of the voting Equity Interests of Indilinx Co., Ltd. (the “Korean Sub”), in form and substance reasonably satisfactory to Agent, to secure the Obligations, together with an opinion of counsel with respect to such pledge, in form and substance reasonably satisfactory to Agent.

(f) Borrower will use reasonable efforts to cause the Korean Sub to transfer to Borrower as soon as practicable (but in no event later than February 28, 2013), pursuant to documentation in form and substance acceptable to Agent, all of the material assets of the Korean Sub, including, without limitation, its “Intellectual Property” and “Intellectual Property Licenses” (as each term is defined in the Guaranty and Security Agreement) (collectively, the “Transferred Assets”);and within two business days after such transfer Borrower will execute and deliver to Agent all documents necessary to perfect Agent’s first-priority security interest in the Transferred Assets, wherever located, in accordance with the terms of the Loan Documents.

(g) Borrower shall provide Agent and Lenders with copies of all term sheets or other similar proposal letters that Borrower has in its possession and hereafter receives from potential investors with respect to Borrower’s current efforts to raise additional capital.

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(h) As soon as practicable and not later than February 28, 2013, Borrower will deliver to Agent in final (and not draft) form, all restated financial statements, together with the additional financial statements, reports and certificates required to be delivered by Section 5.1 and Section 5.2 of the Credit Agreement for the periods ended August 31, 2012, September 30, 2012, October 31, 2012 and December 31, 2012.”

4.5. The following Section 4.23 is hereby added to the Credit Agreement:

“4.23 Organizational Structure. Attached as Exhibit B to the Second Amendment is a true and correct organizational chart that, as of the Second Amendment Effective Date, identifies the Borrower, by its exact legal name and its state of incorporation, identifies each of Borrower’s Subsidiaries (including the percentage of such Subsidiary’s equity owned by the Borrower), by their exact legal name and jurisdiction of organization. Borrower represents and warrants that, as of the Second Amendment Effective Date, it does not have any other Subsidiaries, domestic or foreign, other than those identified on Exhibit B.”

4.6. The following Sections 5.15, 5.16 and 5.17 are hereby added to the Credit Agreement:

“5.15 Inventory Sales Report. On Tuesday of each week, Borrower will deliver a written report, in form and substance reasonably acceptable to Agent, and certified as true and correct by Borrower’s chief financial officer or controller, that sets forth all inventory sales from and after October 1, 2012, the price at which such inventory sales were completed, and an analysis that compares (a) the actual sales price to the book value of such inventory and (b) the actual sales price to the cost of such inventory.

5.16 Budget. Borrower has delivered to Agent a thirteen-week cash flow forecast (the “Budget”, a copy of which is attached to the Second Amendment as Exhibit E) prepared by Borrower, which will be in form and substance reasonably acceptable to Agent and recommended to Agent by its third-party financial advisor, which Budget shall include, without limitation, a line item that projects Availability for each week of such thirteen-week period. Commencing on January 24, 2013, and continuing on Thursday of each week thereafter, Borrower will provide a reconciliation of actual performance to the Budget, with an explanation and calculation of variances (a) for the most recently ended week as compared to the corresponding line items in the Budget for such week and (b) on a cumulative basis (for the period beginning on the first week of the Budget and ending on the last day of the preceding week), as compared to the corresponding period set forth in the Budget.

5.17 Second Amendment Liquidity Minimum. Borrower covenants and agrees that at no time on or after the Second Amendment Effective Date shall Liquidity be less than $10,000,000 (the “Second Amendment Liquidity Minimum”) for more than one consecutive day. For purposes of this Section 5.17 only, “Liquidity” shall mean, as of any date of determination, the sum of (a) Excess

CONFIDENTIAL TREATMENT

Availability (calculated without giving effect to the Availability Reserve) and (b) the lesser of $5,000,000 and Qualified Cash as of such date of determination. Borrower’s failure to maintain Liquidity equal to or greater than the Second Amendment Liquidity Minimum for more than one consecutive day shall constitute an immediate Event of Default under this Agreement.”

4.7. The definition of “Permitted Intercompany Advances” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “and” immediately before clause (e) thereof, and adding the following language immediately before the period at the end of such definition: “and (f) during the Second Amendment Period, a Loan Party to a Subsidiary of Borrower that is not a Loan Party, in the ordinary course, and in an aggregate amount not to exceed $1,450,000”.

4.8. Schedule 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“Availability Block” means $15,000,000.

“Availability Reserve” means a Reserve in an amount equal to $5,000,000.

“Budget” has the meaning set forth in Section 5.16.

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of January 15, 2013.

“Second Amendment Effective Date” means January 15, 2013.

4.9. The first row of Schedule 5.2 to the Credit Agreement is hereby divided into the following three rows and amended and restated as follows:

Daily, on or before 10:00 am (Pacific)

(a) a Borrowing Base Certificate,

(b) a detailed aging, by total, of Borrower’s Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Borrower has implemented electronic reporting), and

(c) a detailed report regarding Borrower’s and its Subsidiaries’ cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash.

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Weekly (no later than the third Business Day of each week)

(a) An Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, and

(b) A summary aging, by vendor, of Borrower’s and its Subsidiaries’ accounts payable and any book overdraft (delivered electronically in an acceptable format, if Borrower has implemented electronic reporting) and an aging, by vendor, of any held checks.

Monthly (no later than the 10th day of each month)	(c) an accrual lead schedule.

SECTION 5. [RESERVED]

SECTION 6. REPRESENTATIONS AND WARRANTIES

Borrower hereby represents, warrants and covenants as follows:

6.1. Representations in the Credit Agreement and the other Loan Documents. Each of the representations and warranties made by or on behalf of Borrower to Agent or any Lender in the Credit Agreement or any of the other Loan Documents was true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) when made, and is, except for the Designated Defaults, true and correct in all material respects on and as of the date of this Agreement (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) with the same full force and effect as if each of such representations and warranties had been made by Borrower on the date hereof and in this Agreement.

6.2. Binding Effect of Documents. This Agreement has been duly authorized, executed and delivered to Agent and Lenders by Borrower, is enforceable in accordance with its terms and is in full force and effect.

6.3. No Conflict. The execution, delivery and performance of this Agreement by Borrower will not violate any requirement of law or contractual obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues (other than Liens created under the Loan Documents).

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SECTION 7. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

The effectiveness of the terms and provisions of Section 3.1 of this Agreement shall be subject to each of the following:

(a) Agent’s receipt of an original of this Agreement, duly authorized, executed and delivered by Borrower;

(b) Agent’s receipt, for the benefit of the Lenders, of an amendment fee in an amount equal to $100,000 (the “Amendment Fee”) in immediately available funds, which Borrower acknowledges and agrees has been fully earned as of the date hereof, is for Agent and Lenders own account, and shall not be applied to reduce the Obligations;

(c) Agent shall have received the Budget;

(d) Agent shall have received a duly authorized and executed First Amendment to Guaranty and Security Agreement in the form attached hereto as Exhibit C;

(e) Agent shall have received a duly authorized and executed Consent and Reaffirmation in the form attached hereto as Exhibit D, signed by Guarantor;

(f) Agent shall have received a duly executed pledge agreement for 65% of the Equity Interests of OCZ Technology, Limited, a corporation formed under the laws of England, in form and substance reasonably satisfactory to Agent, together with an opinion of counsel with respect to such pledge, in form and substance satisfactory to Agent.

(g) Agent shall have received an acknowledgment executed by Borrower in favor of the advisor engaged on behalf of Agent, which acknowledgment includes acknowledgments and agreements related to such advisors fees and indemnification rights;

(h) No Events of Default shall have occurred and be continuing other than the Designated Defaults.

SECTION 8. MISCELLANEOUS

8.1. Continuing Effect of Credit Agreement. Except as modified pursuant hereto, no other changes or modifications to the Credit Agreement and the other Loan Documents are intended or implied by this Agreement and in all other respects the Credit Agreement and the other Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement, the Credit Agreement and the other Loan Documents, the terms of this Agreement shall govern and control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

8.2. Costs and Expenses. Borrower absolutely and unconditionally agrees to pay to the Agent and Lenders, on demand by the Agent and Lenders at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated: all reasonable and documented fees and disbursements of any counsel to Agent and Lenders that are incurred in good faith (regardless of whether the Agent, such Lender or such other Person is the prevailing party) in connection with (i) the preparation, negotiation, execution, delivery or enforcement of this Agreement, the Credit Agreement, and any other Loan Documents, and/or (ii) any investigation, litigation, or proceeding related to this Agreement, the Credit Agreement or any other Loan Document or the use of the proceeds of the credit provided under the Credit Agreement, or any act, omission, event or circumstance in any manner related thereto.

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8.3. Further Assurances. At Borrower’s expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

8.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.5. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of Borrower made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the Second Amendment Period, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

8.6. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and each Guarantor executing a Consent and Reaffirmation attached hereto, on behalf of itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Borrower, Guarantor and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, advisors, employees, agents, legal representatives and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Credit Agreement, any of the other Loan Documents or any of the transactions hereunder or thereunder.

(b) Borrower and Guarantor understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

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(c) Borrower and Guarantor agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.7. Covenant Not to Sue. Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to Section 8.6 above. If any Releasing Party violates the foregoing covenant, Borrower, for itself and its successors and assigns, and its present and former members, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

8.8. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

8.9. Reviewed by Attorneys. Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

8.10. [Reserved]

8.11. [Reserved]

8.12. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE CREDIT AGREEMENT AND ANY OF THE OTHER LOAN DOCUMENTS, THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND AGENT OR ANY LENDER PERTAINING TO THIS AGREEMENT OR THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO ANY MATTER

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ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER THE SAME HAS BEEN POSTED.

8.13. Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN AGENT OR ANY LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

8.14. Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

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IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

OCZ TECHNOLOGY GROUP, INC., a Delaware corporation, Borrower

By	/s/ Arthur F. Knapp Jr.
Name	Arthur F. Knapp Jr.
Title	CFO

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and Sole Lender

By	/s/ Patrick McCormack
Name	Patrick McCormack
Title	Vice President

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EXHIBIT A

to

SECOND AMENDMENT TO CREDIT AGREEMENT

Designated Defaults

1.	Event of Default under Section 8.2 of the Credit Agreement as a result of Borrower’s failure to deliver pledge agreements pledging 65% of the Equity Interests in the following first tier Subsidiaries of Borrower that are CFCs within 180 days of the Closing Date, as required by Section 3.6 of the Credit Agreement: Indilinx Co, Ltd., a corporation formed under the laws of the Republic of Korea, and OCZ Technology, Limited, a corporation formed under the laws of England.

2.	Event of Default under Section 8.2 of the Credit Agreement as a result of Borrower’s failure to deliver monthly financial statements for the periods ending August 31, 2012, September 30, 2012 and October 31, 2012, as required by Section 5.1 and as set forth on Schedule 5.1 of the Credit Agreement.

3.	Event of Default under Section 8.2 of the Credit Agreement as a result of Borrower’s failure to maintain EBITDA of at least $600,000 for the 3 month period ended August 31, 2012, as required by Section 7(a) of the Credit Agreement.

4.	Event of Default under Section 8.2 of the Credit Agreement as a result of Borrower’s failure to comply with Section 6.9 of the Credit Agreement by making Investments, prior to the Second Amendment Effective Date, in an aggregate amount equal to $3,944,592, in Subsidiaries that are not Loan Parties, at a time when making such Investments did not constitute Permitted Intercompany Advances.

5.	Event of Default under Section 8.2 of the Credit Agreement as a result of Borrower’s incurrence of Indebtedness pursuant to that certain SSD Patent Settlement and License Agreement dated January 5, 2013 (the “Settlement Agreement”), by and between Borrower and Solid State Storage Solutions, Inc., which Indebtedness does not constitute Permitted Indebtedness and violates Section 6.1 of the Credit Agreement.

6.	Event of Default under Section 8.2 of the Credit Agreement as a result of Borrower’s grant of a security interest in three U.S. Patents to Solid State Storage Solutions, Inc. pursuant to the Settlement Agreement, which Lien does not constitute a Permitted Lien and violates Section 6.2 of the Credit Agreement.

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EXHIBIT B

to

SECOND AMENDMENT TO CREDIT AGREEMENT

Organizational Structure

Current Legal Entities Owned	Jurisdiction of organization	Record Owner	No. Shares/Interest Owned	Percent of Outstanding Shares Owned by Record Owner
Sanrad Inc.	Delaware	OCZ Technology Group, Inc.	100	100%
OCZ Israel Ltd.	Israel	Sanrad Inc.	10,391,000	100%
OCZ Canada, Inc.	Canada	OCZ Technology Group, Inc.	100	100%
Indilinx Co, Ltd.	Korea	OCZ Technology Group, Inc.	4,405,667	100%
OCZ Technology, Limited	England	OCZ Technology Group, Inc.	100	100%
Indilinx, Inc.	California	Indilinx Co, Ltd.	N/A	100%

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EXHIBIT C

to

SECOND AMENDMENT TO CREDIT AGREEMENT

First Amendment to Guaranty and Security Agreement

[See Attached]

FIRST AMENDMENT

TO GUARANTY AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is entered into as of January 15, 2013, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lender Group and the Bank Product Providers (in such capacity, “Agent”) and the Grantors identified on the signature pages hereof (“Grantors”).

WHEREAS, OCZ Technology Group, Inc., a Delaware corporation (“Borrower”), Agent and the lenders party thereto as “Lenders” (the “Lenders”) are parties to that certain Credit Agreement dated as of May 10, 2012 (as amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Grantors listed on the signature pages thereof and those additional entities that thereafter become parties thereto and Agent are parties to that certain Guaranty and Security Agreement dated as of May 10, 2012 (as amended, modified or supplemented from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 7(e) of the Security Agreement, if Grantors obtain Commercial Tort Claims having a value, or involving an asserted claim, in excess of $100,000, the Grantors are required to amend Schedule 1 to the Security Agreement to describe such Commercial Tort Claims in a manner satisfactory to Agent; and

WHEREAS, the Grantors have obtained certain Commercial Tort Claims and hereby amend Schedule 1 to the Security Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendment to Security Agreement. Schedule 1 to the Security Agreement is hereby amended, restated and replaced with Schedule 1 attached hereto.

3. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Security Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Security Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4. Reaffirmation and Confirmation. Grantors hereby ratify, affirm, acknowledge and agree that the Security Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Grantors, and further acknowledge that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Security Agreement or any other Loan Document. Grantors hereby agree that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Grantors in all respects.

5. Representations and Warranties. Grantors hereby represent and warrant to Agent, after giving effect to this Amendment:

(a) All representations and warranties contained in the Security Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b) This Amendment and the Security Agreement, as modified hereby, constitute legal, valid and binding obligations of Grantors and are enforceable against Grantors in accordance with their respective terms.

6. Miscellaneous.

(a) Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Security Agreement as amended hereby.

(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of California.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. Release.

(a) In consideration of the agreements of Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby

2

acknowledged, Grantors, on behalf of themselves and their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably release, remise and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Grantors or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Grantors understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Grantors agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

GRANTORS:	OCZ TECHNOLOGY GROUP, INC., a Delaware corporation

By:

	Title:	CFO

SANRAD INC., a Delaware corporation

By:

	Title:	DIRECTOR

Signature Page to First Amendment to Guaranty and Security Agreement

AGENT	WELLS FARGO CAPITAL FINANCE, LLC, as Agent

By:

	Name:	Patrick McCormack
	Title:	Vice President

Signature Page to First Amendment to Guaranty and Security Agreement

SCHEDULE 1

COMMERCIAL TORT CLAIMS

All of the Grantors’ right, title and interest in and to any and all commercial tort claims and causes of action, including, without limitation, claims for breach of fiduciary duty, arising out of or related to any misstatement of any Grantor’s financial information, including, without limitation (i) revision or restatement of Borrower’s 2013 second-quarter revenue estimates, (ii) any statements and omissions regarding the internal financial controls of Borrower and/or (iii) Borrower’s accounting for certain customer incentive programs in connection therewith.

CONFIDENTIAL TREATMENT

EXHIBIT D

to

SECOND AMENDMENT TO CREDIT AGREEMENT

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Credit Agreement (the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Credit Agreement dated as of May 10, 2012 (as amended, supplemented, extended, renewed, restated or otherwise modified from time to time) among Agent, Borrower and the Lenders from time to time party thereto; (ii) consents to Borrower’s execution and delivery of the Agreement; (iii) agrees to be bound by the Agreement, including Section 8.6 and Section 8.7 of the Agreement; (iv) affirms that nothing contained in the Agreement, except as specifically stated therein, shall modify in any respect whatsoever any Loan Document to which it is a party; and (v) reaffirms its obligations under (a) the Guaranty and Security Agreement and (b) each of the other Loan Documents to which it is a party (as modified by the Agreement, collectively, the “Reaffirmed Loan Documents”) and confirms that such obligations are unconditional and not subject to any defense, setoff, counterclaim or other adverse claim. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

The undersigned further agree that after giving effect to the Agreement, each Reaffirmed Loan Document shall remain in full force and effect.

SANRAD, INC., a Delaware corporation

By:	/s/ Arthur F. Knapp
Title:	Director/CFO

CONFIDENTIAL TREATMENT

EXHIBIT E

to

SECOND AMENDMENT TO CREDIT AGREEMENT

Budget

[See Attached]

CONFIDENTIAL TREATMENT

PROJECT DOROTHY

13-Week Cash Flow Forecast

Figures in 000s unless otherwise indicated

	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Beginning Cash [1]	***	***	***	***	***	***	***	***	***	***	***	***	***
Inflows
Domestic	***	***	***	***	***	***	***	***	***	***	***	***	***
Foreign	***	***	***	***	***	***	***	***	***	***	***	***	***
Transfers in	***	***	***	***	***	***	***	***	***	***	***	***	***
Other	***	***	***	***	***	***	***	***	***	***	***	***	***

Total Inflows	***	***	***	***	***	***	***	***	***	***	***	***	***
Outflows
SSD Components
NAND	***	***	***	***	***	***	***	***	***	***	***	***	***
Controller	***	***	***	***	***	***	***	***	***	***	***	***	***
PCB	***	***	***	***	***	***	***	***	***	***	***	***	***
Other	***	***	***	***	***	***	***	***	***	***	***	***	***
PSU Components	***	***	***	***	***	***	***	***	***	***	***	***	***
Other Suppliers	***	***	***	***	***	***	***	***	***	***	***	***	***

Total	***	***	***	***	***	***	***	***	***	***	***	***	***
Payroll and Benefits	***	***	***	***	***	***	***	***	***	***	***	***	***
CapEx	***	***	***	***	***	***	***	***	***	***	***	***	***
G&A / Other	***	***	***	***	***	***	***	***	***	***	***	***	***
Transfers to
Israel	***	***	***	***	***	***	***	***	***	***	***	***	***
Netherlands	***	***	***	***	***	***	***	***	***	***	***	***	***
Korea	***	***	***	***	***	***	***	***	***	***	***	***	***
Taiwan	***	***	***	***	***	***	***	***	***	***	***	***	***
UK	***	***	***	***	***	***	***	***	***	***	***	***	***

Total Outflows	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Cash Flow Before Financing Activity	***	***	***	***	***	***	***	***	***	***	***	***	***
Cash Drawn from Line	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Paydown	***	***	***	***	***	***	***	***	***	***	***	***	***
Ending Cash	***	***	***	***	***	***	***	***	***	***	***	***	***

WF Line Balance, Beginning [2]	***	***	***	***	***	***	***	***	***	***	***	***	***
Cash Drawn from Line	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Paydown	***	***	***	***	***	***	***	***	***	***	***	***	***

WF Line Balance, Ending	***	***	***	***	***	***	***	***	***	***	***	***	***

[1]	Assumes $*** balance from MM account
[2]	Assumes $*** LC balance

1	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY

Borrowing Base Forecast

Figures in 000s unless otherwise indicated

	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
DOMESTIC ACCOUNTS RECEIVABLE
Domestic A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Less: Ineligibles	***	***	***	***	***	***	***	***	***	***	***	***	***

Net Eligible Domestic A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Available before Sublimits (85%)	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Available after Sublimits ($35.0M)	***	***	***	***	***	***	***	***	***	***	***	***	***
FOREIGN ACCOUNTS RECEIVABLE
Foreign A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Less: Ineligibles	***	***	***	***	***	***	***	***	***	***	***	***	***

Net Eligible Foreign A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Available before Sublimits (85%)	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Available after Sublimits ($25.0M)	***	***	***	***	***	***	***	***	***	***	***	***	***

Total Borrowing Base	***	***	***	***	***	***	***	***	***	***	***	***	***

Less: Reserves	***	***	***	***	***	***	***	***	***	***	***	***	***
Less: WF Line Balance	***	***	***	***	***	***	***	***	***	***	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***

Net Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

Wells Fargo Line of Credit
Borrowing Availability Based on A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Less: A/P > 60 days Past Due	***	***	***	***	***	***	***	***	***	***	***	***	***

Excess Availability	***	***	***	***	***	***	***	***	***	***	***	***	***
Plus: lesser of ($5mm) or (Qualified Cash)	***	***	***	***	***	***	***	***	***	***	***	***	***

Liquidity (Min. Liquidity = $10mm)	***	***	***	***	***	***	***	***	***	***	***	***	***

2	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY

Borrowing Base Forecast—Domestic A/R Detail

Figures in 000s unless otherwise indicated

DOMESTIC ACCOUNTS RECEIVABLE	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Aging Spreads
Future	***	***	***	***	***	***	***	***	***	***	***	***	***
1 - 30 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
31 - 60 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
61 - 90 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
91 - 120 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
121+ DOI	***	***	***	***	***	***	***	***	***	***	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***
Ineligibles
A. Past Due (Domestic > 90 DOI)	***	***	***	***	***	***	***	***	***	***	***	***	***
B. Past Due Credits	***	***	***	***	***	***	***	***	***	***	***	***	***
C. CrossAge	***	***	***	***	***	***	***	***	***	***	***	***	***
D. Intercompany	***	***	***	***	***	***	***	***	***	***	***	***	***
E. Foreign	***	***	***	***	***	***	***	***	***	***	***	***	***
F. Government	***	***	***	***	***	***	***	***	***	***	***	***	***
G. COD	***	***	***	***	***	***	***	***	***	***	***	***	***
H. Debit Memo	***	***	***	***	***	***	***	***	***	***	***	***	***
I. Customer Deposits	***	***	***	***	***	***	***	***	***	***	***	***	***
J. Employee Sales	***	***	***	***	***	***	***	***	***	***	***	***	***
K. Progress Billing	***	***	***	***	***	***	***	***	***	***	***	***	***
L. Extended	***	***	***	***	***	***	***	***	***	***	***	***	***
M. Finance Charges	***	***	***	***	***	***	***	***	***	***	***	***	***
N. Guaranteed	***	***	***	***	***	***	***	***	***	***	***	***	***
O. Coop Advertising	***	***	***	***	***	***	***	***	***	***	***	***	***
P. Samples	***	***	***	***	***	***	***	***	***	***	***	***	***
Q. Consignment Sales	***	***	***	***	***	***	***	***	***	***	***	***	***
R. Bill & Hold	***	***	***	***	***	***	***	***	***	***	***	***	***
S. Bankrupt Doubtful	***	***	***	***	***	***	***	***	***	***	***	***	***
T. Contra	***	***	***	***	***	***	***	***	***	***	***	***	***
U. Other1-Non USD Currency	***	***	***	***	***	***	***	***	***	***	***	***	***
V. Other2	***	***	***	***	***	***	***	***	***	***	***	***	***
W. Other3	***	***	***	***	***	***	***	***	***	***	***	***	***
X. Other4	***	***	***	***	***	***	***	***	***	***	***	***	***
Y. Other5-Non Qualifying Loss	***	***	***	***	***	***	***	***	***	***	***	***	***
Z. Other6-Customer Over Limit	***	***	***	***	***	***	***	***	***	***	***	***	***
AA. Accrued Warranty Reserves (#2455-1000)	***	***	***	***	***	***	***	***	***	***	***	***	***
AB. Credit Ins Deductible	***	***	***	***	***	***	***	***	***	***	***	***	***
AC. Policy True Up	***	***	***	***	***	***	***	***	***	***	***	***	***
AD. Concentration Cap	***	***	***	***	***	***	***	***	***	***	***	***	***
AE. Coininsur Amt (15% of Eligible Foreign A/R)	***	***	***	***	***	***	***	***	***	***	***	***	***
AF. Reserve Grossed Up as Ineligible	***	***	***	***	***	***	***	***	***	***	***	***	***
AG. Reserve Grossed Up as Ineligible	***	***	***	***	***	***	***	***	***	***	***	***	***
AH. Dilution Ineligible	***	***	***	***	***	***	***	***	***	***	***	***	***

Total Ineligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Eligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Advance Rate	***	***	***	***	***	***	***	***	***	***	***	***	***
A/R Availability before Sublimit(s)	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Limit or Sublimits	***	***	***	***	***	***	***	***	***	***	***	***	***

Net A/R Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

3	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY

Borrowing Base Forecast—Foreign A/R Detail

Figures in 000s unless otherwise indicated

FOREIGN ACCOUNTS RECEIVABLE	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Aging Spreads
Future	***	***	***	***	***	***	***	***	***	***	***	***	***
1 - 30 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
31 - 60 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
61 - 90 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
91 - 120 DOI	***	***	***	***	***	***	***	***	***	***	***	***	***
121+ DOI	***	***	***	***	***	***	***	***	***	***	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***
Ineligibles
A. Past Due (Foreign >120 DOI / >60 DPD)	***	***	***	***	***	***	***	***	***	***	***	***	***
B. Past Due Credits	***	***	***	***	***	***	***	***	***	***	***	***	***
C. CrossAge	***	***	***	***	***	***	***	***	***	***	***	***	***
D. Intercompany	***	***	***	***	***	***	***	***	***	***	***	***	***
E. Foreign	***	***	***	***	***	***	***	***	***	***	***	***	***
F. Government	***	***	***	***	***	***	***	***	***	***	***	***	***
G. COD	***	***	***	***	***	***	***	***	***	***	***	***	***
H. Debit Memo	***	***	***	***	***	***	***	***	***	***	***	***	***
I. Customer Deposits	***	***	***	***	***	***	***	***	***	***	***	***	***
J. Employee Sales	***	***	***	***	***	***	***	***	***	***	***	***	***
K. Progress Billing	***	***	***	***	***	***	***	***	***	***	***	***	***
L. Extended	***	***	***	***	***	***	***	***	***	***	***	***	***
M Finance Charges	***	***	***	***	***	***	***	***	***	***	***	***	***
N. Guaranteed	***	***	***	***	***	***	***	***	***	***	***	***	***
O. Coop Advertising	***	***	***	***	***	***	***	***	***	***	***	***	***
P. Samples	***	***	***	***	***	***	***	***	***	***	***	***	***
Q. Consignment Sales	***	***	***	***	***	***	***	***	***	***	***	***	***
R. Bill & Hold	***	***	***	***	***	***	***	***	***	***	***	***	***
S. Bankrupt Doubtful	***	***	***	***	***	***	***	***	***	***	***	***	***
T. Contra	***	***	***	***	***	***	***	***	***	***	***	***	***
U. Other1-Non USD Currency	***	***	***	***	***	***	***	***	***	***	***	***	***
V. Other2	***	***	***	***	***	***	***	***	***	***	***	***	***
W. Other3	***	***	***	***	***	***	***	***	***	***	***	***	***
X. Other4	***	***	***	***	***	***	***	***	***	***	***	***	***
Y. Other5-Non Qualifying Loss	***	***	***	***	***	***	***	***	***	***	***	***	***
Z. Other6-Customer Over Limit	***	***	***	***	***	***	***	***	***	***	***	***	***
AA. Accrued Warranty Reserves (#2455-1000)	***	***	***	***	***	***	***	***	***	***	***	***	***
AB. Credit Ins Deductible	***	***	***	***	***	***	***	***	***	***	***	***	***
AC. Policy True Up	***	***	***	***	***	***	***	***	***	***	***	***	***
AD. Concentration Cap	***	***	***	***	***	***	***	***	***	***	***	***	***
AE. Coininsur Amt (15% of Eligible Foreign A/R)	***	***	***	***	***	***	***	***	***	***	***	***	***
AF. Reserve Grossed Up as Ineligible	***	***	***	***	***	***	***	***	***	***	***	***	***
AG. Reserve Grossed Up as Ineligible	***	***	***	***	***	***	***	***	***	***	***	***	***
AH. Dilution Ineligible	***	***	***	***	***	***	***	***	***	***	***	***	***

Total Ineligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Eligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Advance Rate	***	***	***	***	***	***	***	***	***	***	***	***	***
A/R Availability before Sublimit(s)	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Limit or Sublimits	***	***	***	***	***	***	***	***	***	***	***	***	***

Net A/R Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

4	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY

Borrowing Base Forecast—Domestic A/R Detail

Figures in 000s unless otherwise indicated

Forecast Week	3
Week beginning (Mon)	12/24/12

	Forecast	Actuals	Variance	Cumulative Forecast	Cumulative Actuals	Cumulative Variance
Beginning Cash	***	***	***	***	***	***
Inflows
Domestic	***	***	***	***	***	***
Foreign	***	***	***	***	***	***
Transfers in	***	***	***	***	***	***
Other	***	***	***	***	***	***

Total Inflows	***	***	***	***	***	***
Outflows
SSD Components
NAND	***	***	***	***	***	***
Controller	***	***	***	***	***	***
PCB	***	***	***	***	***	***
Other	***	***	***	***	***	***
PSU Components	***	***	***	***	***	***
Other Suppliers	***	***	***	***	***	***

Total	***	***	***	***	***	***
Payroll and Benefits	***	***	***	***	***	***
CapEx	***	***	***	***	***	***
G&A / Other	***	***	***	***	***	***
Transfers to
Israel	***	***	***	***	***	***
Netherlands	***	***	***	***	***	***
Korea	***	***	***	***	***	***
Taiwan	***	***	***	***	***	***
UK	***	***	***	***	***	***

Total Outflows	***	***	***	***	***	***
Net Cash Flow Before Financing Activity	***	***	***	***	***	***
Cash Drawn from Line	***	***	***	***	***	***
Line Paydown	***	***	***	***	***	***
Ending Cash	***	***	***	***	***	***

WF Line Balance, Beginning	***	***	***	***	***	***
Cash Drawn from Line	***	***	***	***	***	***
Line Paydown	***	***	***	***	***	***

WF Line Balance, Ending	***	***	***	***	***	***

5	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY
13-Week Cash Flow Actuals	Dept Responsible for Schedule:
Figures in 000s unless otherwise indicated	Collections & Disbursements

	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Beginning Cash [1]	***	***	***
Inflows
Domestic	***	***	***
Foreign	***	***	***
Transfers in	***	***	***
Other	***	***	***

Total Inflows	***	***	***	***	***	***	***	***	***	***	***	***	***
Outflows
SSD Components
NAND	***	***	***
Controller	***	***	***
PCB	***	***	***
Other	***	***	***
PSU Components	***	***	***
Other Suppliers	***	***	***

Total	***	***	***	***	***	***	***	***	***	***	***	***	***
Payroll and Benefits	***	***	***
CapEx	***	***	***
G&A / Other	***	***	***
Transfers to
Israel	***	***	***
Netherlands	***	***	***
Korea	***	***	***
Taiwan	***	***	***
UK	***	***	***

Total Outflows	***	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Cash Flow Before Financing Activity
Cash Drawn from Line	***	***	***
Line Paydown	***	***	***
Ending Cash	***	***	***	***	***	***	***	***	***	***	***	***	***

WF Line Balance, Beginning [2]	***	***	***
Cash Drawn from Line	***	***	***
Line Paydown	***	***	***

WF Line Balance, Ending	***	***	***	***	***	***	***	***	***	***	***	***	***

[1]	Assumes $*** balance from MM account
[2]	Assumes $*** LC balance

6	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY

Borrowing Base Actuals [1]

Figures in 000s unless otherwise indicated

	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
DOMESTIC ACCOUNTS RECEIVABLE
Domestic A/R	***	***	***
Less: Ineligibles	***	***	***

Net Eligible Domestic A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Available before Sublimits (85%)	***	***	***

Net Available after Sublimits ($35.0M)	***	***	***

FOREIGN ACCOUNTS RECEIVABLE
Foreign A/R	***	***	***
Less: Ineligibles	***	***	***

Net Eligible Foreign A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Available before Sublimits (85%)	***	***	***

Net Available after Sublimits ($25.0M)	***	***	***

Total Borrowing Base	***	***	***	***	***	***	***	***	***	***	***	***	***

Less: Reserves	***	***	***
Less: WF Line Balance	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***

Net Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

Wells Fargo Line of Credit
Borrowing Availability Based on A/R	***	***	***
Less: A/P > 60 days Past Due	***	***	***

Excess Availability	***	***	***
Plus: lesser of ($5mm) or (Qualified Cash)	***	***	***

Liquidity (Min. Liquidity = $10mm)	***	***	***	***	***	***	***	***	***	***	***	***	***

[1]	Borrowing base actuals data from WFCF

7	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY

Borrowing Base Variance

Figures in 000s unless otherwise indicated

	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
DOMESTIC ACCOUNTS RECEIVABLE
Domestic A/R	***	***	***
Less: Ineligibles	***	***	***

Net Eligible Domestic A/R	***	***	***	***	***	***	***	***	***	***	***	***
Net Available before Sublimits (85%)	***	***	***
Net Available after Sublimits ($35.0M)	***	***	***
FOREIGN ACCOUNTS RECEIVABLE
Foreign A/R	***	***	***
Less: Ineligibles	***	***	***

Net Eligible Foreign A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Net Available before Sublimits (85%)	***	***	***
Net Available after Sublimits ($25.0M)	***	***	***

Total Borrowing Base	***	***	***	***	***	***	***	***	***	***	***	***	***

Less: Reserves	***	***	***
Less: WF Line Balance	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***	***

Net Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

Wells Fargo Line of Credit
Borrowing Availability Based on A/R	***	***	***
Less: A/P > 60 days Past Due	***	***	***

Excess Availability	***	***	***
Plus: lesser of ($5mm) or (Qualified Cash)	***	***	***
Liquidity (Min. Liquidity = $10mm)	***	***	***	***	***	***	***	***	***	***	***	***	***

8	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY
Borrowing Base Actuals—Domestic A/R Detail [1]	Dept Responsible for Schedule:
Figures in 000s unless otherwise indicated	Accounts Receivable

DOMESTIC ACCOUNTS RECEIVABLE	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Aging Spreads
Future	***	***	***
1 - 30 DOI	***	***	***
31 - 60 DOI	***	***	***
61 - 90 DOI	***	***	***
91 - 120 DOI	***	***	***
121+ DOI	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***
Ineligibles
A. Past Due (Domestic > 90 DOI)	***	***	***
B. Past Due Credits	***	***	***
C. CrossAge	***	***	***
D. Intercompany	***	***	***
E. Foreign	***	***	***
F. Government	***	***	***
G. COD	***	***	***
H. Debit Memo	***	***	***
I. Customer Deposits	***	***	***
J. Employee Sales	***	***	***
K. Progress Billing	***	***	***
L. Extended	***	***	***
M. Finance Charges	***	***	***
N. Guaranteed	***	***	***
O. Coop Advertising	***	***	***
P. Samples	***	***	***
Q. Consignment Sales	***	***	***
R. Bill & Hold	***	***	***
S. Bankrupt Doubtful	***	***	***
T. Contra	***	***	***
U. Other1-Non USD Currency	***	***	***
V. Other2	***	***	***
W. Other3	***	***	***
X. Other4	***	***	***
Y. Other5-Non Qualifying Loss	***	***	***
Z. Other6-Customer Over Limit	***	***	***
AA. Accrued Warranty Reserves (#2455-1000)	***	***	***
AB. Credit Ins Deductible	***	***	***
AC. Policy True Up	***	***	***
AD. Concentration Cap	***	***	***
AE. Coininsur Amt (15% of Eligible Foreign A/R)	***	***	***
AF. Reserve Grossed Up as Ineligible	***	***	***
AG. Reserve Grossed Up as Ineligible	***	***	***
AH. Dilution Ineligible	***	***	***

Total Ineligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Eligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Advance Rate	***	***	***	***	***	***	***	***	***	***	***	***	***
A/R Availability before Sublimit(s)	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Limit or Sublimits	***	***	***	***	***	***	***	***	***	***	***	***	***

Net A/R Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

[1]	Borrowing base actuals data from WFCF

9	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY
Borrowing Base Actuals—Foreign A/R Detail [1]	Dept Responsible for Schedule:
Figures in 000s unless otherwise indicated	Accounts Receivable

FOREIGN ACCOUNTS RECEIVABLE	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Aging Spreads
Future	***	***	***
1 - 30 DOI	***	***	***
31 - 60 DOI	***	***	***
61 - 90 DOI	***	***	***
91 - 120 DOI	***	***	***
121+ DOI	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***
Ineligibles
A. Past Due (Foreign > 120 DOI / >60 DPD)	***	***	***
B. Past Due Credits	***	***	***
C. CrossAge	***	***	***
D. Intercompany	***	***	***
E. Foreign	***	***	***
F. Government	***	***	***
G. COD	***	***	***
H. Debit Memo	***	***	***
I. Customer Deposits	***	***	***
J. Employee Sales	***	***	***
K. Progress Billing	***	***	***
L. Extended	***	***	***
M. Finance Charges	***	***	***
N. Guaranteed	***	***	***
O. Coop Advertising	***	***	***
P. Samples	***	***	***
Q. Consignment Sales	***	***	***
R. Bill & Hold	***	***	***
S. Bankrupt Doubtful	***	***	***
T. Contra	***	***	***
U. Other1-Non USD Currency	***	***	***
V. Other2	***	***	***
W. Other3	***	***	***
X. Other4	***	***	***
Y. Other5-Non Qualifying Loss	***	***	***
Z. Other6-Customer Over Limit	***	***	***
AA. Accrued Warranty Reserves (#2455-1000)	***	***	***
AB. Credit Ins Deductible	***	***	***
AC. Policy True Up	***	***	***
AD. Concentration Cap	***	***	***
AE. Coininsur Amt (15% of Eligible Foreign A/R)	***	***	***
AF. Reserve Grossed Up as Ineligible	***	***	***
AG. Reserve Grossed Up as Ineligible	***	***	***
AH. Dilution Ineligible	***	***	***

Total Ineligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Eligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Advance Rate	***	***	***	***	***	***	***	***	***	***	***	***	***
A/R Availability before Sublimit(s)	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Limit or Sublimits	***	***	***	***	***	***	***	***	***	***	***	***	***

Net A/R Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

[1]	Borrowing base actuals data from WFCF

10	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY
Borrowing Base Actuals—Domestic A/R Detail	Dept Responsible for Schedule:
Figures in 000s unless otherwise indicated	Accounts Receivable

DOMESTIC ACCOUNTS RECEIVABLE	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Aging Spreads
Future	***	***	***
1 - 30 DOI	***	***	***
31 - 60 DOI	***	***	***
61 - 90 DOI	***	***	***
91 - 120 DOI	***	***	***
121+ DOI	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***
Ineligibles
A. Past Due (Domestic > 90 DOI)	***	***	***
B. Past Due Credits	***	***	***
C. CrossAge	***	***	***
D. Intercompany	***	***	***
E. Foreign	***	***	***
F. Government	***	***	***
G. COD	***	***	***
H. Debit Memo	***	***	***
I. Customer Deposits	***	***	***
J. Employee Sales	***	***	***
K. Progress Billing	***	***	***
L. Extended	***	***	***
M. Finance Charges	***	***	***
N. Guaranteed	***	***	***
O. Coop Advertising	***	***	***
P. Samples	***	***	***
Q. Consignment Sales	***	***	***
R. Bill & Hold	***	***	***
S. Bankrupt Doubtful	***	***	***
T. Contra	***	***	***
U. Other1-Non USD Currency	***	***	***
V. Other2	***	***	***
W. Other3	***	***	***
X. Other4	***	***	***
Y. Other5-Non Qualifying Loss	***	***	***
Z. Other6-Customer Over Limit	***	***	***
AA. Accrued Warranty Reserves (#2455-1000)	***	***	***
AB. Credit Ins Deductible	***	***	***
AC. Policy True Up	***	***	***
AD. Concentration Cap	***	***	***
AE. Coininsur Amt (15% of Eligible Foreign A/R)	***	***	***
AF. Reserve Grossed Up as Ineligible	***	***	***
AG. Reserve Grossed Up as Ineligible	***	***	***
AH. Dilution Ineligible	***	***	***

Total Ineligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Eligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Advance Rate	***	***	***	***	***	***	***	***	***	***	***	***	***
A/R Availability before Sublimit(s)	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Limit or Sublimits	***	***	***	***	***	***	***	***	***	***	***	***	***

Net A/R Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

11	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.

CONFIDENTIAL TREATMENT

PROJECT DOROTHY
Borrowing Base Actuals—Foreign A/R Detail	Dept Responsible for Schedule:
Figures in 000s unless otherwise indicated	Accounts Receivable

FOREIGN ACCOUNTS RECEIVABLE	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance	Variance
Forecast Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Beginning (Monday)	12/10/12	12/17/12	12/24/12	12/31/12	1/7/13	1/14/13	1/21/13	1/28/13	2/4/13	2/11/13	2/18/13	2/25/13	3/4/13
Aging Spreads
Future	***	***	***
1 - 30 DOI	***	***	***
31 - 60 DOI	***	***	***
61 - 90 DOI	***	***	***
91 - 1 20 DOI	***	***	***
121+ DOI	***	***	***

	***	***	***	***	***	***	***	***	***	***	***	***	***
Ineligibles
A. Past Due (Foreign > 120 DOI / >60 DPD)	***	***	***
B. Past Due Credits	***	***	***
C. CrossAge	***	***	***
D. Intercompany	***	***	***
E. Foreign	***	***	***
F. Government	***	***	***
G. COD	***	***	***
H. Debit Memo	***	***	***
I. Customer Deposits	***	***	***
J. Employee Sales	***	***	***
K. Progress Billing	***	***	***
L. Extended	***	***	***
M. Finance Charges	***	***	***
N. Guaranteed	***	***	***
O. Coop Advertising	***	***	***
P. Samples	***	***	***
Q. Consignment Sales	***	***	***
R. Bill & Hold	***	***	***
S. Bankrupt Doubtful	***	***	***
T. Contra	***	***	***
U. Other1-Non USD Currency	***	***	***
V. Other2	***	***	***
W. Other3	***	***	***
X. Other4	***	***	***
Y. Other5-Non Qualifying Loss	***	***	***
Z. Other6-Customer Over Limit	***	***	***
AA. Accrued Warranty Reserves (#2455-1000)	***	***	***
AB. Credit Ins Deductible	***	***	***
AC. Policy True Up	***	***	***
AD. Concentration Cap	***	***	***
AE. Coininsur Amt (15% of Eligible Foreign A/R)	***	***	***
AF. Reserve Grossed Up as Ineligible	***	***	***
AG. Reserve Grossed Up as Ineligible	***	***	***
AH. Dilution Ineligible	***	***	***

Total Ineligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Eligible A/R	***	***	***	***	***	***	***	***	***	***	***	***	***
Advance Rate	***	***	***	***	***	***	***	***	***	***	***	***	***
A/R Availability before Sublimit(s)	***	***	***	***	***	***	***	***	***	***	***	***	***
Line Limit or Sublimits	***	***	***	***	***	***	***	***	***	***	***	***	***

Net A/R Availability	***	***	***	***	***	***	***	***	***	***	***	***	***

12	[***] Indicates text that has been omitted and that is the subject of a confidential treatment request. This text has been filed separately with the SEC.